EventShares U.S. Legislative Opportunities ETF (PLCY)
a series of Listed Funds Trust

August 12, 2020

Supplement to the Summary Prospectus, Statutory Prospectus (each a “Prospectus” and collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) dated December 20, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

After careful consideration, and at the recommendation of Active Weighting Advisors LLC, the investment adviser to the EventShares U.S. Legislative Opportunities ETF (the “Fund”), the Board of Trustees of Listed Funds Trust approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about August 28, 2020 (the “Liquidation Date”). Shares of the Fund are listed on the Cboe BZX Exchange, Inc.

Beginning on or about August 18, 2020 and continuing through the Liquidation Date, the Fund will liquidate its portfolio assets. As a result, during this period, the Fund will increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call (800) 617-0004 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.